UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2020

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35761	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Avenue S. Saint Petersburg, FL		33701
(Address of principal executive offices)		(Zip Code)

(727) 895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Effective June 1, 2020, United Insurance Holdings Corp. (UPC Insurance), through its insurance subsidiaries American Coastal Insurance Company, Family Security Insurance Company, Inc., Interboro Insurance Company, Journey Insurance Company, United Property & Casualty Insurance Company, and Blueline Cayman Holdings, renewed its catastrophe reinsurance programs.

Highlights of these agreements are as follows:

Increased core multi-event cascading catastrophe reinsurance limit to $3.257 billion

•
For 2020/21, UPC Insurance purchased over $3.257 billion of multi-event cascading limit, an increase of $101 million, or 3.2%, from the $3.156 billion of multi-event cascading limit purchased for its 2019/20 core catastrophe reinsurance program

◦	Covers American Coastal Insurance Company, Family Security Insurance Company, Inc. and United Property & Casualty Insurance Company;

◦
For the Florida Hurricane Catastrophe Fund (FHCF) Reimbursement Contracts effective June 1, 2020, UPC Insurance elected 90% coverage for American Coastal Insurance Company, Family Security Insurance Company, Inc. and United Property & Casualty Insurance Company. The total mandatory FHCF layer will provide approximately $1.7 billion of total Florida-only coverage with varying retentions and limits among the three separate FHCF contracts, which inures to the benefit of the open market catastrophe reinsurance program;

◦	Sufficient coverage in excess of a 1-in-350 year event;

◦	Sufficient coverage for a 1-in-100 year event followed by a 1-in-50 year event in the same season; and

◦	Cascading open market reinsurance limit drops down in subsequent events providing no gaps in coverage.

Purchased stand-alone catastrophe program for Interboro Insurance Company

•	For 2020/21, Interboro Insurance Company purchased $57 million of limit per occurrence and $79 million in the aggregate

◦	Sufficient coverage for approximately a 1-in-150 year event; and

◦	Sufficient coverage for a 1-in-100 year event followed by a 1-in-50 year event in the same season.

Purchased stand-alone catastrophe program for Blueline Cayman Holdings

•	For 2020/21, Blueline Cayman Holdings purchased $111 million of limit per occurrence and $222 million in the aggregate

◦	Sufficient coverage for two 1-in-250 year events.

Increased cascading catastrophe reinsurance limit purchased by Journey Insurance Company, UPC Insurance’s AM Best A- rated insurance company, to $31.9 million

•
For 2020/21, Journey Insurance Company purchased over $31.9 million of multi-event cascading limit, an increase of $5.8 million, or 22%, from the $26.1 million of multi-event cascading limit purchased for its 2019/20 catastrophe reinsurance program

◦
For the FHCF Reimbursement Contracts effective June 1, 2020, UPC Insurance elected 90% coverage for Journey Insurance Company. The total mandatory FHCF layer will provide approximately $5.6 million of total Florida-only coverage, which inures to the benefit of the open market catastrophe reinsurance program;

◦	Sufficient coverage in excess of a 1-in-250 year event;

◦	Sufficient coverage for a 1-in-100 year event followed by a 1-in-200 year event in the same season; and

◦	Cascading open market reinsurance limit drops down in subsequent events providing no gaps in coverage.

Utilization of UPC Re in group per occurrence retention

•
The first event group pre-tax retention calculated in accordance with generally accepted accounting principles (GAAP) is $69.3 million, or 13.8% of the year-end 2019 GAAP equity, an increase of $12.2 million from the prior year.

•	The $69.3 million includes a $12.5 million co-participation assumed through UPC Insurance’s wholly-owned reinsurance subsidiary, UPC Re, on the lowest layer of the core catastrophe reinsurance program

◦	UPC Re will receive $7.3 million of reinsurance premium for the $12.5 million of assumed limit; and

◦	The modeled expected return to UPC Re on this $12.5 million assumption is greater than 40%.

Increased multi-year catastrophe excess of loss reinsurance limit by $55 million

•
Total multi-year limit purchased on the 2020/21 catastrophe excess of loss reinsurance programs is $405 million, an increase of $55 million or 15.7%, from $350 million purchased on the 2019/20 catastrophe excess of loss reinsurance programs.

Effective June 1, 2020, UPC Insurance renewed its quota share agreement with private reinsurers

•	The quota share agreement covers both United Property & Casualty Insurance Company and Family Security Insurance Company, Inc.

•	Renewed at the expiring cession rate of 22.5% with the existing reinsurers.

•	The quota share agreement provides coverage for all catastrophe perils and attritional losses.

Catastrophe excess of loss reinsurance spend increased at a slower rate than the growth in premiums in-
force

•
The total cost of UPC Insurance’s 2020/21 catastrophe excess of loss reinsurance programs is $404.0 million, an increase of $26.7 million or 7.1%, from the 2019/20 catastrophe excess of loss reinsurance program cost; and

•
The total cost of the 2020/21 catastrophe excess of loss reinsurance programs is 29.2% of the March 31, 2020 in-force premium, a decrease from 29.5% of the March 31, 2019 in-force premium for the 2019/20 catastrophe excess of loss reinsurance programs.

This Item 8.01 may contain forward-looking statements about our reinsurance program and related attachment point, total coverage and costs. These statements are subject to the Private Securities Litigation Reform Act of 1995 and are based on management's estimates, assumptions and projections. These forward-looking statements can generally be identified as such because the context of the statement includes words such as estimate, expect or words of similar nature. The actual changes to our reinsurance program and related attachment point, total coverage and costs may differ materially from those discussed in this report, depending on our reinsurers' capacity to pay claims and related adjustment provisions in our agreements with the private reinsurers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
June 1, 2020	By:	/s/ B. Bradford Martz
B. Bradford Martz, Chief Financial Officer (principal financial officer and principal accounting officer)